Exhibit 24.1
                           POWER OF ATTORNEY


      The undersigned, a member of the Board of Directors of California Energy Company, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Steven A. McArthur, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her stead, in any and all capacities, to sign on his/her behalf any and all Registration Statements filed by the Company on Form S-8 with respect to employee stock purchase plan and employee stock option and other employee benefit plans, including, without limitation, the 1994 Employee Stock Purchase Plan of the Company, the Amended and Restated 1986 Stock Option Plan of the Company, the 401(K) Plan of the Company and any other employee benefit plan of the Company, as they may be amended from time to time and to execute any amendments thereto (including post-effective amendments) or certificates that may be required in connection with such Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
(POA.S-8)
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                          POWER OF ATTORNEY

DATE: February 4, 1994



/s/ RICHARD R. JAROS                  /s/ EVERETT B. LAYBOURNE
RICHARD R. JAROS                      EVERETT B. LAYBOURNE




/s/ EDGAR D. ARONSON                  /s/ ADM. DANIEL J. MURPHY
EDGAR D. ARONSON                      ADM. DANIEL J. MURPHY




/s/ JUDITH E. AYRES                   /s/ HERBERT L. OAKES, JR.
JUDITH E. AYRES                       HERBERT L. OAKES, JR.




/s/ HARVEY F. BRUSH                   /s/ WALTER SCOTT, JR.
HARVEY F. BRUSH                       WALTER SCOTT, JR.




/s/ JAMES Q. CROWE                    /s/ BARTON W. SHACKELFORD
JAMES Q. CROWE                        BARTON W. SHACKELFORD




/s/ RICHARD K. DAVIDSON               /s/ DAVID L. SOKOL
RICHARD K. DAVIDSON                   DAVID L. SOKOL



/s/ BENJAMIN M. HOLT                  /s/ DAVID E. WIT
BENJAMIN M. HOLT                      DAVID E. WIT
(POA.S-8)